Exhibit 99.2

Investor Presentation Third Quarter 2026 November 12, 2026 NASDAQ / LSE: FRMI

2 Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our development plans, construction timelines, permitting and regulatory approvals, tenant agreements, financing activities, generation capacity, future expansion of Project Matador, and anticipated operational milestones. These statements are based on current expectations and assumptions and are subject to known and unknown risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others: our ability to obtain and maintain required permits and regulatory approvals, including from the NRC and TCEQ; our ability to secure binding tenant agreements and creditworthy counterparties; the availability of project financing and capital on acceptable terms; risks associated with large-scale construction and infrastructure development; interconnection availability and grid constraints; supply chain and equipment procurement risks; commodity availability and pricing, including natural gas and water; risks associated with nuclear development and licensing; counterparty performance; and broader economic, regulatory, and market conditions. Statements regarding potential generation capacity in excess of currently permitted levels, including any reference to expansion beyond approximately 6 GW or up to 11 GW or 17 GW, are subject to the successful receipt of additional permits and approvals, financing, interconnection capacity, land acquisition, and other factors, and there can be no assurance that such capacity will be developed or achieved. Statements regarding total site acreage, including any reference to expansion beyond currently controlled or leased land, are subject to the closing of pending acquisitions, land availability, and other factors, and there can be no assurance that such acreage will be realized. These forward-looking statements represent management's expectations as of the date of this release. Except as required by law, the Company undertakes no obligation to update or revise these statements. Additional information regarding these and other risks is included in the Company's Form 10-K and other filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes NOI, which is a non-GAAP financial measure. The Company defines NOI as expected fixed lease payments under the lease (base rent and fixed capacity charges, including fixed contractual escalators) less expected non-reimbursable operating expenses of the data center and the power generation assets that serve it, including operations and maintenance, long-term service agreement costs, insurance, property taxes, ground rent, an allocation of campus common area costs and an operating cost contingency. This measure excludes variable power charges passed through to the tenant and the associated variable power costs, and exclude depreciation and amortization, selling, general and administrative expenses, interest expense and capital expenditures. The Company believes this measure is useful to investors in evaluating the expected operating performance of a lease, and management uses them for that purpose. It has limitations as an analytical tool and should not be considered in isolation or as a substitute for measures prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Operating income is the GAAP measure most directly comparable to NOI. The Company has not provided a reconciliation of this measure to operating income because the facility has not commenced operations and the Company cannot predict without unreasonable effort certain items required to calculate operating income, principally depreciation, which depends on final capitalized project costs and placed-in-service dates, and the allocation of selling, general and administrative expenses. These items could be significant. Other companies, including real estate investment trusts, may calculate similarly titled measures differently.

3 Fermi America: Where AI Gets Power Scale At ~8,400 acres, one of the largest advanced energy and data sites Permitted 6GW federal air permit secured; application for additional 5GW filed Power Strategy built for resilience and designed to scale to 17GW long-term Premier Competitive private power campus offering rapid speed to power

Fermi by the Numbers: Private Grid with Top-Tier Power Generation Assets

Land

~8,400
Acres Acquired, Under Contract, or Under Option

>15 MM
Sq. Ft. of Data Center Space

Natural Gas

5
Major Pipelines Available within 20 Miles

220K MMBtu/d
Firm Supply Secured

Power

4
Turbine Platforms with Two Different OEMs

2.2 GW
Total Capacity[1]

Up to 17 GW
Power Generation at Scale

Water

80%
Less Water Use[2] Through Closed-loop System

Permitting

6 GW
Air Permit Issued by TCEQ

5 GW
Air Permit Filed with TCEQ

1) Includes 200MW of power from Xcel Energy and six SGT-800 turbines on order and expected to be delivered in 2028.
2) Compared to conventional water-based cooling methods

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How Fermi Stays Ahead of the Competition

At a time when many data center developments are stalling, Project Matador is moving forward and attracting a robust pipeline of top-tier, investment grade customers

	Industry Challenges	FERMI
Power	• ERCOT froze new large-load connections • Transmission lines require years of planning	• Behind-the-meter power on a private grid • Not dependent on the public grid
Fuel	• Difficulty securing firm supply agreements • Pipeline capacity constraints	• Secured up to 220,000 MMBtu/d • 4.6 miles of pipelines installed; 5 major supply pipelines within 20 miles
Permits	• Texas paused all new air permits • Local land-use approvals becoming difficult	• 6 GW clean air permit secured / 5 GW filed
Water	• Local opposition and municipal moratoriums restricting access to supply	• Agreement with City of Amarillo secured • Closed-loop system reduces usage ~80%
Equipment	• Long lead times for gas turbines and other equipment from 2 to 6 years	• 2 GW of equipment secured—19 turbines owned/leased; 6 more arrive in 2028

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Business Model & Strategy

OUR PLACE IN THE MARKET

The Campus | Land Once, Scale to Gigawatts

Product: private power plus land to expand on. What we solve: a place to grow over many years and multiple gigawatts

- ✓ **Air permit**
  ~6 GW clean air permit granted (TCEQ)
- ✓ **Natural Gas**
  220k MMBtu/d firm capacity secured
- ✓ **Water**
  Long-term rights secured, closed-loop cooling
- ✓ **Turbines**
  2.0 GW of owned capacity
- ✓ **Grid**
  Xcel (SPS) connection, up to 200 MW
- ✓ **Fiber**
  3 corridors; <10 ms to Dallas, Chicago, Denver


PROJECT MATADOR · ~8,400 ACRES
Private power plant
Turbines, gas, BESS, substation
Expands here
Expands here
Expands here
Expands here
Tenant lands here
Expands here
Expands here
Expands here
Expands here
Expands here
Expands here
Expands here
Power, gas, water and fiber delivered to every parcel

Ideal tenant mix for Project Matador: 4–5 investment-grade hyperscaler tenants, each landing and expanding over time

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Power First. Three Ways to Monetize It. One power platform, a menu of products for customers; we start where capital needs are lowest P O W ER One private power plant on Project Matador: turbines, gas, BESS and substation. It enables all three models below. O U R F O C U S POWERED LAND+ POWERED SHELL TURNKEY 8 O V E R V I E W Power is the common layer under every model; Powered Land+ is our capital-light entry point today

OUR BUSINESS MODEL

Who Does What | Fermi Scope vs. Customer Scope

Fermi has three offerings; we choose by stage and by customer






	NOT OFFERED BY FERMI	FERMI'S THREE OFFERINGS		
	POWERED LAND	OUR FOCUS POWERED LAND+	POWERED SHELL	TURNKEY
Power	Landlord	**Fermi**	**Fermi**	**Fermi**
Site	Tenant	**Fermi**	**Fermi**	**Fermi**
Water, fiber, security	Tenant	**Fermi**	**Fermi**	**Fermi**
Building	Tenant	Tenant	**Fermi**	**Fermi**
Cooling, UPS, data halls	Tenant	Tenant	Tenant	**Fermi**
GPUs and IT	Tenant	Tenant	Tenant	Tenant

■ Fermi responsibility ■ Tenant responsibility

Fermi always delivers the power—each step to the right moves another layer, and more capital, from the tenant to Fermi

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O U R B U S I N E S S M O D E L How We Make Money | Two Revenue Streams, One Triple-Net Lease WE SELL POWER $ per kW of Gross Power WE LEASE REAL ESTATE $ per kW of IT capacity $ FIXED How we get paid Escalating, take-or-pay, 15–20 years Capacity charge FIXED · ESCALATING · TAKE-OR-PAY Return on and of capital, O&M to deliver power Earns our return Base rent FIXED · ESCALATING · TAKE-OR-PAY Recovers site infrastructure, land lease and fixed investment Earns our return VARIABLE How we manage risk Passed through at cost to the tenant Energy charge VARIABLE · PASS-THROUGH Fuel at market and operating costs → Commodity risk stays with the tenant Common area (CAM) VARIABLE · PASS-THROUGH Operating costs, insurance and taxes, plus a fee → Cost risk stays with the tenant 10 Fixed charges are how we get paid; Pass-throughs are how we manage risk over 15–20 year leases

RECENT MARKET DEALS ECONOMICS

GROSS POWER BASIS

Cost and Revenue | Turnkey: ~3× the Capital for ~2.4× the Revenue

Per MW of gross power (total facility): total range on top of each bar

Market Rates – July 2024 to mid-October 2026

Cost to build, $M per MW of gross power


$3.9–5.1M
$5.1–6.6M
$12.1–15.0M
Powered Land+
Powered Shell
Turnkey
Total capex (power + campus + shell + fit-out)

Fixed charges, $ per kW of gross power per month (year 1)


$55–69
$64–80
$130–163
Powered Land+
$0.7–0.8M per MW-yr
Powered Shell
$0.8–1.0M per MW-yr
Turnkey
$1.6–2.0M per MW-yr
Fixed charges (capacity + base rent)

Rates are not necessarily indicative of current rates or for large scale, behind-the-meter projects. Ranges are based on recent market deals and industry benchmarks for 45 deals announced between July 2024 and mid-October 2025, including: disclosed power and data center capex, comparable AI data center lease rates and third-party market studies. All figures in gross power terms (per MW / kW of total facility power); inputs quoted per kW of critical IT converted at 1.37× gross-to-IT, the average of recent market deals.

FERMI AMERICA Source: Federal Reserve H.15, Enverus 11

Illustrative Value Creation | 1 GW of Gross Power NOI ÷ cap rate = enterprise value; − debt = equity value. Per GW of gross power, IG hyperscaler, 6.0% cap rate Turnkey Powered Shell Powered Land+ 1 GW gross, IG hyperscaler $146.4 $72.0 $61.7 Fixed charges, $/kW-mo (using midpoint of market rates) $1.41B $0.69B $0.59B NOI (80% margin) 6.0% 6.0% 6.0% ÷ Cap rate $23.4B $11.5B $9.9B = Implied enterprise value $10.8B $4.7B $3.6B − Debt (80% of capital) $12.6B $6.9B $6.3B = Implied equity value $7.9–12.6B $4.6–6.9B $4.3–6.3B Equity at 7.5% / 6.0% cap rate $13.6B $5.8B $4.5B Capital to build (using midpoint of market rates) $2.7B $1.2B $0.9B Equity (20% of capital) ILLUSTRATIVE CAP RATES IG hyperscaler 6.0% AI lab / private 7.5% Investment-grade credit support 7.0% GROSS POWER BASIS 12 Values are illustrative asset-level estimates based on market rates (see pg. 11), not forecasts of revenue, NOI, enterprise value, or equity value.

OUR BUSINESS MODEL

GROSS POWER BASIS

The Fermi Cube | Powered Land+: More Return, Less Risk

Bubble area to scale with capex; illustrative capex range per MW of gross power below each bubble


Illustrative Return ↑
High
Low
High
Low
← Risk
Turnkey
$12.1–15.0M/MW
Powered Shell
$5.1–6.6M/MW
OUR FOCUS
Powered Land+
$3.9–5.1M/MW

Why Powered Land+ fits today

About 1/3 of Turnkey's capital: $3.9–5.1M per MW of gross power vs. $12.1–15.0M. No data center build risk and ~12-month delivery. Matches what hyperscalers are asking for and today's capital markets.

Power First, then operate

One private power plant on Project Matador enables every model; we then operate the site over 15–20 year leases. Shells and fit-out add steel, supply chain and delivery risk, and more capital.

Powered Land+ is less capital intensive and creates higher returns for equity holders

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Project Matador Progress

Draft – Pending Finalization Note: Stats shown are as of October 31, 2026 4.6 Miles of natural gas lines 11.3 Miles of fencing 7.2 Miles of water lines ~13.1 Million Sq. Feet (300 Acres) prepared 15 5 Gas turbines on site Advancing the Buildout at Project Matador

16 Fermi Power Fleet on the Move Onsite In transit GE 6Bs ALL ONSITE 100% O N S I T E 6 of 6 units onsite Fleet delivered Turbines 3/3 Generators 3/3 SGT-800s 8 IN TRANSIT 33% O N S I T E 4 of 12 units onsite Turbines 0/6 +1 steam turbine onsite F-Class 1 IN TRANSIT 83% O N S I T E 5 of 6 units onsite 1 turbine en route Turbines 2/3 Generators 3/3 Generators 4/6

A Diversified Generation Portfolio Designed to Deliver

Early Power, Sustained Hyperscale Loads, and Optimized Long-Term Economics

				
Asset	**GE Vernova FR6B**	**Siemens SGT-800**	**GE TM2500**	**SGT6-5000F**
Status	• All three turbines and generators are on site • Foundations poured at site	• 4 generators on site • 6 turbines and 2 generators in storage near Houston; awaiting transport in November • Foundations are prepped to be poured	• In Houston(1) • Site work already occurring (leveling, compacting), have secured step-up and step-down transformers • Procurement complete	• Two turbines on site • One turbine awaiting transport to site in late November/early December • All three generators on site
Number of Units	3	6	7 (1)	3
Time to Power4	8 months	15 months	2 months(2)	22 months(3)
Total Capacity *Simple | Combined Cycle*	116 MW | N/A	296 MW | 396 MW	126 MW | N/A	728 MW | 1,042 MW
Structure	Purchase	Purchase	20-Year Lease	Purchase

Note: page excludes power received from Xcel Energy

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1.Under the lease agreement, the TM2500s are held by the lessor until June 2027
2.Infrastructure to be complete prior to asset delivery to site from lessor / start-up time only
3.EPC contract in negotiations and go-live is contingent on award
4.Estimated from FID / Contractor effective start

17

18 Fermi Power Pipeline Note: Fermi Power is total sellable power at year end at elevation. Additional power is incremental to Fermi Power, from other sources. Bar lengths drawn to a common scale (MW). 600 MW Reserved for 2027 by Major Hyperscaler Fermi Turbines Owned 2,000 MW Natural gas generation Utility Power Contracted 200 MW Xcel power under ESA 2027 Maximum Power 925 MW Generation turbines and other equipment if all contracted Capacity Available for Delivery (MW) Scale: 1,000 MW 2027 2027 Fermi Power · 600 MW Additional Power 600 · Reserved 325 · Available 2028 2028 Fermi Power · 1,332 MW Additional Power 600 · Reserved 732 · Under review 760 · Available 2029 2029 Fermi Power · 2,000 MW Additional Power 600 · Reserved 1,400 · Under review 2,500 · Available

Financials

20 Q3 2026 Financial Summary $958M Debt, Net1 $1.67B Total PP&E, Net Invested $133M into PP&E in the Quarter $316M Cash and Restricted Cash Balance Sheet $55M Cash Used in Operations $142M Total G&A Expense Included Non-Cash Share-based Compensation and Advisor Fees $0.22 Net Loss per Share Net Loss of $142M Income and Cash Flow2 Note: For the nine months ended September 30, 2026, Investments in PP&E was $760 million and Cash Used in Operations was $111 million. 1. Net of unamortized debt issuance costs and discounts. 2. For the three months ended September 30, 2026.

Access to Liquidity: $1.2B of Commitments

EQUIPMENT

Turbine Warehouse
$500M

- Funding for three Siemens F-class gas turbine units
- A portion of proceeds were used to pay-off the term loan with Macquarie
- Daily Simple SOFR plus 4.0% per annum
- **~$445M** outstanding as of September 30, 2026

High Voltage
$120M

- Funding for non-spinning electrical components
- 12.9% per annum
- **~$92M** outstanding as of September 30, 2026

Turbine Warehouse II
$165M

- Funding for six Siemens Energy SGT-800 gas turbines
- 12.0% per annum
- **~$32M** outstanding as of September 30, 2026

GENERAL

Convertible Senior Notes
$431M

- Issued July 14, 2026, with a 5.00% coupon rate and net proceeds of ~**$418M**
- Initial conversion price of ~$9.52 per share
- Capped call transactions expected to reduce dilution with an effective price of **$14.64** per share, representing a **100% premium** to the closing price

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Experienced and Respected Leadership Team Executive team includes a blend of respected industry veterans with both technical and public company leadership expertise One of the World's Largest Advanced Energy and AI Campus Sites One of the most significant infrastructure assets providing essential power to support AI-driven demand Attractive Return Profile Significant ability to scale and serve the world's most valuable companies Key Investment Highlights 22 Securing and Advancing Attractive Customers and Partnerships Secured agreements with partners and conducting ongoing discussions with multiple world-class counterparties Top-Tier Execution Secured permits, power generators, and equipment financing at exceptional speed and scale, set to deliver rapid speed to power Large, Attractive and Exclusive ~8,400 Acre Site Abundant and redundant access to natural gas, water and fiber (potential to harness nuclear) to deliver up to 17GW of power

Appendix

Fermi 2.0: Experienced and Respected Leadership Team

Decades of experience in energy development, power generation, project management, and project finance



Marius Haas
Chairman of the Board

- Founding Partner of BayPine, which was formed in May 2020
- Extensive technology experience at Dell Technologies, Hewlett-Packard, Compaq, and Intel Corporation



Lee McIntire
Chief Executive Officer

- Fermi Board Member since September 2025
- 40+ years of leadership in large-scale, complex construction and engineering projects at Bechtel, CH2M Hill, and TerraPower



Rob Masson
Chief Financial Officer

- Board member and former CFO at several public and private companies
- Experience includes roles at Noble Supply & Logistics, Latham Group, Hypertherm, Flowserve, and Raytheon Technologies



Anna Bofa
Chief Commercial Officer

- Fermi Board Observer
- Extensive technology experience at Google, Dropbox, Pinterest, and Meta



Jacobo Ortiz
Chief Operating Officer

- Founded Las Brisas Property Mgmt. (8M+ sq ft); built $300M+ portfolio including Casa Costera, the first Apartments by Marriott Bonvoy®
- 15 years at S.C. Johnson; led Glade PlugIns® Scented Oil development



George Wentz
General Counsel

- Founder of MAD Energy, a company focused on large-scale transitional energy infrastructure and next-generation energy technologies
- Partner at Davillier Law Group

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25 Summary of Convertible Senior Notes & Capped Call Terms Base Note Terms $431.25 million Aggregate Size 5.00% per annum (payable semi-annually) Coupon July 15, 2031 (~5 years) Maturity $7.32 (Closing Price on July 9th) Reference Price ~$9.52 per share Conversion Price 30% to the Reference Price Conversion Premium Capped Call Terms $14.64 per share Cap Price 100% to the Reference Price Effective Premium ~$34.5 million Upfront Cost Net share settled capped call Instrument Type Expected to reduce potential dilution between the $9.52 conversion price and the $14.64 cap price Dilution Mitigation Callable: On or after July 20, 2029 Trigger: Subject to a 130% stock price trigger (stock must trade at ≥130% of conversion price for at least 20 out of 30 consecutive trading days) Redemption Details Use of Proceeds ($ millions)

Hillcore "BOOT" Strategic Framework Agreement

Build-own-operate-transfer partnership framework accelerates Fermi's speed to power advantage with an additional 2.6 GW and no additional capital or debt

Up to ~2.6 GW	~4.8 GW	~360 MW	$0
Power capacity provided by Hillcore	Total on-site generation including Fermi's 2.2 GW	First Hillcore power targeted within 24 months of NTP	Fermi capital or debt for the plant[2]

Transaction Structure

Hillcore role	Funds, builds, owns, and operates the 2.6 GW of capacity
Fermi funding	No capital commitment or debt issuance
Fermi commitment	Every MW matched to contracted demand
Deal economics	Fermi retains 100% of customer base rent[1]
Power split	Generally, 50/50 with Hillcore until its 2.6 GW is leased to customers
Fermi upside	Purchase option at fair market value after year 10

To learn more, visit: **The Advantages of the Fermi & Hillcore Strategic Alliance**

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1. Facility base rent is typically 65% - 75% of total revenue (excluding variable power cost passthrough).
2. Fermi guarantees PPA payments up to 12 months of fixed capacity charges.

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27 SITE OVERVIEW | 17 GW Advanced Energy & AI Campus | ~8,400 Acres, One of the Largest Sites of its Kind in the World

28 Superior Positioning with Surrounding Water and Natural Gas Access 28

29 Natural Gas Infrastructure Gas Pipelines Gas Pipeline Arrival Gas Pipeline Installation Project Matador sits on the intersection of major pipelines with significant natural gas infrastructure. Firm delivery of clean natural gas at gigawatt scale. 29 29

Superior Access to Extensive, Redundant Fiber Networks


Reno, NV
~23.18ms
Denver, CO
~8.3ms
Chicago, IL
~20.28ms
Las Vegas, NV
~18.54ms
Albuquerque, NM
~5.60ms
Oklahoma City, OK
~5.02ms
Phoenix, AZ
~15.84ms
Site Location
Amarillo, TX
~7.14ms
Dallas, TX

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31 Glossary Definition Term Gigawatt GW Kilowatt kW Kilowatt month kW-mo Million M Million British Thermal Units per Day MMBtu/d Milliseconds ms Megawatt MW Not Applicable N/A Net Operating Income NOI Notice to Proceed NTP Original Equipment Manufacturer OEM Round-Trip Delay RTD Square Feet Sq Ft Texas Commission on Environmental Quality TCEQ

Investor Relations Rodrigo Acuna IR@fermiamerica.com 1845 Woodall Rodgers Freeway, Suite 1100 Dallas, TX 75201-2239 www.fermiamerica.com